Countrywide Credit Industries, Inc.
Supplemental Executive Retirement Plan
Plan Document
1998 Amendment and Restatement

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                                                 TABLE OF CONTENTS

                                                                            Page


PURPOSE        ...............................................................34


Article 1      Definitions................................................... 34


Article 2.........................Selection, Eligibility, Enrollment and Vesting
    39
    2.1      Selection by Committee...........................................39
    2.2      Enrollment Requirements......................................... 39
    2.3      Eligibility; Commencement of Participation...................... 39
    2.4      Vesting..........................................................39
    2.5      Termination of Participation.................................... 40


Article 3...............................................................Benefits
    40
    3.1      Normal Benefit.................................................  40
    3.2      Special Benefit................................................. 41
    3.3      Withholding and Payroll Taxes................................... 41
    3.4      Withdrawal Election..............................................41


Article 4............................................................Beneficiary
    42
    4.1      Beneficiary..................................................... 42
    4.2      Beneficiary Designation; Change; Spousal Consent.................10
    4.3      Acknowledgment...................................................42
    4.4      No Beneficiary Designation.......................................42
    4.5      Doubt as to Beneficiary..........................................43
    4.6      Discharge of Obligations.........................................43


Article 5................. ...Termination, Amendment or Modification of the Plan
    1.
    5.1      Termination....................................................  11
    5.2      Amendment........................................................43
    5.3      Effect of Payment................................................43


Article 6..........................................Other Benefits and Agreements
    43
    6.1      Coordination with Other Benefits................................ 44


Article 7.........................................................Administration
    12
    7.1      Committee Duties................................................ 13
    7.2      Agents...........................................................44
    7.3      Binding Effect of Decisions..................................... 44
    7.4      Indemnity of Committee...........................................44
    7.5      Employer Information.............................................44


Article 8......................................................Claims Procedures
    13
    8.1      Presentation of Claim........................................... 13
    8.2      Notification of Decision.........................................14
    8.3      Review of a Denied Claim.........................................45
    8.4      Decision on Review...............................................15
    8.5      Legal Action.....................................................46


Article 9..................................................................Trust
    46
    9.1      Establishment of Trust...........................................46
    9.2      Interrelationship of the Plan and the Trust......................46


Article 10.........................................................Miscellaneous
    15
    10.1     Unsecured General Creditor.......................................15
    10.2     Employer's Liability.............................................16
    10.3     Nonassignability.................................................46
    10.4     Not a Contract of Employment.....................................47
    10.5     Furnishing Information...........................................16
    10.6     Terms............................................................16
    10.7     Captions.........................................................17
    10.8     Governing, Law...................................................47
    10.9     Validity.........................................................47
    10.10    Notice...........................................................47
    10.11    Successors.......................................................17
    10.12    Spouse's Interest................................................17
    10.13    Incompetent......................................................18
    10.14    Distribution in the Event of Taxation............................48


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                                        COUNTRYWIDE CREDIT INDUSTRIES, INC.

                                      SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

PURPOSE

                  The purpose of this Plan is to provide specified benefits to a select group of management and highly compensated employees who contribute materially to the continued growth, development and future business success of Countrywide Credit Industries, Inc., a Delaware corporation, and its subsidiaries. This Plan shall be unfunded for tax purposes and for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended from time to time ("ERISA"). The Plan was originally adopted effective March 1, 1994, was amended effective September 13, 1996 and is hereby amended and restated in its entirety, effective July 1, 1998.

Article 1
Definitions

                  For purposes hereof, unless otherwise clearly apparent from the context, the following phrases or terms shall have the following indicated meanings:

1.1 "Beneficiary" she mean one or more persons, trusts, estates or other entities, designated in accordance with Article 4 below, that are entitled to receive benefits under this Plan upon the death of a Participant.

1.2 "Beneficiary Designation Form" shall mean the form established from time to time by the Committee that a Participant completes, signs and returns to the Committee to designate one or more Beneficiaries.

1.3 "Benefit Amount" shall mean an annual benefit that is equal in amount to:

         (i) 70%, or, in the case of Participants entering the Plan after December 31, 1997, 60%, of the average of the Participant's five highest years of Salary (or such shorter period that the Participant is employed by an Employer), determined by averaging the Participant's five highest calendar years of Salary during the ten calendar year period ending with the calendar year in which the Participant terminates his or her service with all Employers (or such shorter period that the Participant is employed by an Employer); less

         (ii) An annual amount, determined and payable as of the Participant's Retirement or Disability onset, that is the actuarial equivalent (based on the assumptions used in the Company's qualified defined benefit plan) of the total company contributions made to the Company's Deferred Compensation Plan on behalf of the Participant, plus the earnings thereon, calculated as an annual benefit in the form of a term certain for 15 years; less

         (iii) An annual amount, determined and payable as of the Participant's Retirement or Disability onset, that is the actuarial equivalent (based on the assumptions used in the Company's qualified defined benefit plan) of the benefit payable to the Participant under the Company's qualified defined benefit plan in the form of a term certain for 15 years; less

         (iv) An annual amount determined and payable as of the Participant's Retirement or Disability onset, that is the actuarial equivalent (based on the assumptions used in the Company's qualified defined benefit plan) of the employer-provided benefit payable to the Participant under a nonqualified deferred compensation plan with a defined benefit-type formula provided by an employer other than any Employer in the form of a term certain for 15 years.

1.4 "Board" shall mean Compensation Committee of the Board of Directors of the Company.

1.5 "Change in Control" shall mean the first to occur of any of the following events:

     (a) An acquisition (other than directly from the Company) of any common stock or other "Voting Securities" (as hereinafter defined) of the Company by any "Person" (as the term person is used for purposes of
          Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty five percent (25%) or more of the then outstanding shares of the Company's common stock or the combined voting power of the Company's then outstanding Voting Securities;
          provided, however, in determining whether a Change in Control has occurred, Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. For purposes of this Agreement, (1) "Voting Securities" shall mean the Company's outstanding voting securities entitled to vote generally in the election of directors and (2) a "Non-Control Acquisition" shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the Company (for purposes of this definition, a "Subsidiary"), (ii) the Company or any of its Subsidiaries, or (iii) any Person in connection with a "Non-Control Transaction" (as hereinafter defined);

     (b) The individuals who, as of September 13, 1996, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the members of the Board; provided, however, that if the election, or nomination for election by the Company's common stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Agreement, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest) (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

                  (c)      The consummation of:

                           (i) A merger, consolidation or reorganization involving the Company, unless such merger, consolidation or reorganization is a "Non-Control Transaction." A "Non-Control Transaction" shall mean a merger, consolidation or reorganization of the Company where:

     (A) the stockholders of the Company, immediately before such merger, consolidation or reorganization, own directly or indirectly immediately following such merger, consolidation or reorganization, at least seventy percent (70%) of the combined voting power of the outstanding Voting Securities of the corporation resulting from such merger, consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization;

     (B) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation, in the event that, immediately following the consummation of such transaction, a corporation beneficially owns, directly or indirectly, a majority of the Voting Securities of the Surviving Corporation; and

     (C) no Person other than (i) the Company, (ii) any Subsidiary, (iii) any employee benefit plan (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation, or any Subsidiary, or (iv) any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of twenty five percent (25%) or more of the then outstanding Voting Securities or common stock of the Company, has Beneficial Ownership of twenty five percent (25%) or more of the combined voting power of the Surviving Corporation's then outstanding Voting Securities or its common stock;

     (ii) A complete liquidation or dissolution of the Company; or

     (iii)The sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

                           Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any
                           Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the then outstanding common stock or Voting Securities as a result of the acquisition of common stock or Voting Securities by the Company which, by reducing the number of shares of common stock or Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons; provided, however, that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of common stock or Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional common stock or Voting Securities which increases the percentage of the then outstanding common stock or Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur."

1.6      "Claimant" shall have the meaning set forth in Section 8.1 below.

1.7 "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

1.8 "Committee" shall mean the administrative committee appointed to manage and administer the Plan in accordance with the provisions of Article 7 below.

1.9 "Company" shall mean Countrywide Credit Industries, Inc., a Delaware corporation.

1.10     "Deferred   Compensation   Plan"  shall  mean  the  Countrywide  Credit
         Industries, Inc., Deferred Compensation Plan effective August 1, 1993.

1.11 "Disability" shall mean a period of disability during which a Participant qualifies for benefits under the Participant's Employer's long-term disability plan, or, if a Participant does not participate in such a plan, a period of disability during which the Participant would have qualified for benefits under such a plan, as determined in the sole discretion of the Committee, had the Participant been a participant in such a plan.

1.12 "Employer" shall mean the Company and/or any of its subsidiaries that have been selected by the Board to participate in the Plan in respect of its Employees.

1.13 "Normal Benefit" shall mean the benefit described in Section 3.1 below.

1.14 "Participant" shall mean any employee of an Employer (i) who is selected to participate in the Plan, (ii) who elects to participate in the Plan, (iii) who signs a Plan Agreement and Beneficiary Designation Form, (iv) whose signed Plan Agreement and Beneficiary Designation Form are accepted by the Committee, and (v) whose Plan Agreement has not terminated.

1.15 "Plan" shall mean the Company's Supplemental Executive Retirement Plan, which shall be evidenced by this instrument and by each Plan Agreement, all as may be amended from time to time.

1.16 "Plan Agreement" shall mean a written agreement, as may be amended from time to time, which is entered into by and between an Employer and a Participant. Each Plan Agreement executed by a Participant shall provide for the entire benefit to which such Participant is entitled to under the Plan, and the Plan Agreement bearing the latest date shall govern such entitlement. Such Agreement is hereby incorporated by reference and, with respect to the Participant who is a party thereto, shall form a part of this Plan.

1.17 "Plan Year" shall, for the first Plan Year, begin on March 1, 1994, and end on February 28, 1995. For each Plan Year thereafter, the Plan Year shall begin on March 1 of each year and continue through February 28 of the next year.

1.18 "Qualified Plan" shall mean the Company's Pension Plan, as amended, effective March 1, 1994.

1.19 "Retirement," "Retires" or "Retired" shall mean attainment of age sixty-five (65), or, if later, severance from employment with all Employers for any reason (other than leave of absence, death, or Disability) on or after the attainment of age sixty-five (65).

1.20     "Salary"  shall  mean,  without  regard to any  limitations  under Code
         Section 401(a)(17) or any succession provision thereto, the annual compensation, excluding bonuses, commissions, overtime, incentive payments, relocation and other allowances, non-monetary awards, directors fees and other fees, life insurance and similar items paid to a Participant for employment services rendered to any Employer, before reduction for compensation deferred pursuant to all qualified, non-qualified and Code Section 125 plans of any Employee.

1.21 "Special Benefit" shall mean the benefit described in Section 3.2 below.

1.22 "Termination of Employment" shall mean the ceasing of employment with all Employers, voluntarily or involuntarily, for any reason other than Retirement, Disability or death.

1.23 "Trust" shall mean the trust established pursuant to that certain Trust Agreement, dated as of September 1, 1993, between the Company and the Trustee named therein, as amended from time to time.

1.24 "Years of Plan Participation" shall mean the total number of full years a Participant has been a Participant in the Plan. For purposes of a Participant's first Plan Year of participation only, any partial Plan Year of participation shall be treated as a full year.

Article 2
Selection, Eligibility, Enrollment and Vesting

2.1 Selection by Committee. Participation in the Plan shall be limited to a select group of management and highly compensated employees of the Employers. From that group, the Committee shall select, in its sole discretion, employees of the Employers to participate in the Plan.

2.2 Enrollment Requirements. As a condition to participation, each selected employee shall complete, sign and return to the Committee a Plan Agreement and a Beneficiary Designation Form. In addition, the Committee, in its sole discretion, shall establish from time to time such other enrollment requirements as it determines in its sole discretion are necessary.

2.3 Eligibility; Commencement of Participation. Provided an employee selected to participate in the Plan has met all enrollment requirements set forth in this Plan and required by the Committee, that employee shall commence participation in the Plan on the date specified by the Committee. If a selected employee fails to meet all such requirements prior to that date, that employee shall not be eligible to participate in the Plan until the completion of those requirements. Generally, however, Managing Directors will be eligible to begin participation in the Plan on the first day of the Plan Year following or coincident with their completion of five years of service with the Company or any Employer, and Executive Vice Presidents of the Company or Countrywide Home Loans, Inc. will be eligible to begin participation on the first day of the Plan Year following or coincident with their completion of five years of service as an Executive Vice President.

2.4      Vesting.

                  (a) For All Participants. A Participant shall vest 100% in his or her benefits under this Plan upon the earliest to occur, with respect to the Participant, while employed by an Employer of (i) the onset of a Disability, (ii) a Change in Control, or (iii) his or her death.

                  (b) For Those Becoming Participants Before January 1, 1998 . In addition, an individual becoming a Participant prior to January 1, 1998, shall become 100% vested in his or her benefits under this Plan upon his or her attainment while employed by an Employer of at least age 55 (but less than 65) with at least 5 Years of Plan Participation, or attainment of age 65 without regard to Years of Plan Participation.

                  (c) For Those Becoming Participants After December 31, 1997. In addition, an individual becoming a Participant after December 31, 1997, shall upon attaining age 55 while employed by an Employer, vest in his or her benefits under this Plan, based on his or her completion of Years of Participation (which may include years of Participation prior to attaining age 55), in accordance with the following table:

                   Years of Participation Completed            Vested Percentage
                             less than 1                                      0%
                                  1                                           20
                                  2                                           40
                                  3                                           60
                                  4                                           80
                               5 or more                                     100

                           Except as provided in 2.4(a) hereof, a Participant shall acquire no vested interest hereunder prior to attaining age 55 while employed by an Employer.

                  (d)      Forfeiture.  If a Participant  has a  Termination  of
                           Employment   prior  to  becoming   100%  vested,   as
                           determined above, he or she shall forfeit the non-vested portion of his or her benefit under this Plan and no person shall have any claim or right to such amount. Further, notwithstanding any other provision of the Plan, if a Participant dies after Termination of Employment but before his or her Retirement or Disability, he or she shall forfeit his entire benefit hereunder.

2.5 Termination of Participation. If the Committee determines in good faith that a Participant no longer qualifies as a member of a select group of management or highly compensated employees, as membership in such group is determined in accordance with Section 201(2) of ERISA, the Committee shall have the right, in its sole discretion, to (i) preclude the Participant from further participation in the Plan and/or (ii) treat the Participant as having terminated employment on the date of the Committee's determination and immediately distribute any vested benefits as though they constitute a Special Benefit under Section 3.2 hereof by reason of a Change in Control on the date of determination (but without accelerated vesting). If a Participant receives a payment under this Section 2.5 and is subsequently allowed again to become a Participant under this Plan, then the Participant's Benefit Amount in respect of such subsequent period (or periods) of participation shall be reduced by an amount determined and payable as of the Participant's Retirement or Disability onset that is the actuarial equivalent (based on the assumptions used in the Company's qualified defined benefit plan) of the one or more payments made under this Section 2.5 in the form of a term certain for 15 years.

Article 3
Benefits

3.1      Normal Benefit.

                  (a) Eligibility. Except as provided in Section 3.2 below, upon a Participant's Retirement or Disability, the Participant shall become entitled to receive the Normal Benefit.

                  (b) Form and Amount. The "Normal Benefit" shall be paid in 15 annual payments, with the first payment commencing within 30 days following the Participant's Retirement or onset of the Disability and with each annual payment thereafter being paid on the first day of the month following the anniversary of the Participant's Retirement or Disability onset, as the case may be. The amount of each annual payment shall be equal to the Benefit Amount, as that amount is calculated for the Participant, multiplied by the Participant's vested percentage as determined under Section 2.4 hereof. If a Participant dies after payments have commenced, his or her beneficiary will continue to receive the Normal Benefit for the balance of the 15 year period.

3.2      Special Benefit.

         (a) Eligibility. If a Participant dies, or a Change in Control occurs, prior to his or her Retirement or Disability while the Participant is employed by an Employer, the Participant or his or her Beneficiary, as the case may be, shall be paid the Special Benefit in lieu of the Normal Benefit. If a Participant dies prior to his or her Retirement or Disability and after a Termination of Employment, no benefit whatsoever shall be payable hereunder in respect of the Participant.

     (b) Benefit and Payment. The "Special Benefit" shall be paid in a lump sum cash payment within 60 days following the date that the Committee receives notice of the Participant's death, or within 60 days following a Change in Control. The amount of this benefit shall be the present value (determined as of the payment date specified in the previous sentence) of the Normal Benefit (taking into account Section 2.4(a) hereof) that the Participant would receive if the Participant terminated his or her employment with all Employers on the date of his or her death or the Change in Control, as the case may be, and payments commenced on the Participant's 65th birthday. Such benefit shall be computed using a rate equal to the Pension Benefit Guarantee Corporation immediate annuity interest rate ("PBGC Rate"), at the time of retirement for a benefit of 15 years certain based on 100% of the 1983 Group Annuity Mortality Table.

3.3 Withholding and Payroll Taxes. When a Participant becomes vested hereunder, the Participant's Employer(s) shall withhold from the Participant's regular salary or bonus, in a manner determined by the Employer(s), the Participant's share of FICA and other employment taxes. In addition, the Participant's Employer(s), or the trustee of any Trust shall withhold from any and all of the Participant's benefits distributed under this Article 3 and, if necessary, the Participant's wages, all federal, state and local income, employment and other taxes required to be withheld by the Employer(s) in connection with the benefits hereunder, in amounts to be determined in the sole discretion of the Employer.

3.4 Withdrawal Election. A Participant or his or her Beneficiary, as the case may be, may elect, at any time after he or she commences to receive benefits payments under this Plan, to receive those payments in a lump sum, based on the actuarial equivalent of his or her remaining vested Normal Benefit less a 10% penalty (as described below). No election to partially accelerate benefits shall be allowed. The Participant shall make this election by giving the Plan Administrator advance written notice of the election in a form determined from time to time by the Plan Administrator. The penalty shall be equal to 10% of the lump sum actuarial equivalent of the Participant's remaining vested Normal Benefit, determined using a rate equal to the Pension Benefit Guarantee Corporation immediate annuity interest rate ("PBGC Rate"), at the time of retirement for a benefit of 15 years certain based on 100% of the 1983 Group Annuity Mortality Table. The Participant shall be paid the reduced benefit amount within 60 days of his or her election. Once such is paid, the Participant's participation in the Plan shall terminate and the Participant shall not be eligible to participate in the Plan in the future.

Article 4
Beneficiary

4.1 Beneficiary. Each Participant shall have the right, at any time, to designate his or her Beneficiary (both primary as well as contingent) to receive any benefits payable under the Plan to a Beneficiary upon the death of a Participant. The Beneficiary designated under this Plan may be the same as or different from the Beneficiary designation under any other plan of the Company in which the Participant participates.

4.2 Beneficiary Designation; Change; Spousal Consent. A Participant shall designate his or her Beneficiary or Beneficiaries by completing and signing the Beneficiary Designation Form and returning it to the Committee or its designated agent. A Participant shall have the right to change a Beneficiary by completing, signing and otherwise complying with the terms of the Beneficiary Designation Form and the Committee's rules and procedures, as in effect from time to time. If the Participant names someone other than his or her spouse as a
         Beneficiary, a spousal consent must be signed by that Participant's spouse on a form designated by the Committee and returned to the Committee. Upon the acceptance by the Committee of a new Beneficiary Designation Form, all Beneficiary designations previously filed shall be canceled. The Committee shall be entitled to rely on the last Beneficiary Designation Form filed by the Participant and accepted by the Committee prior to his or her death.

4.3      Acknowledgment.   No   designation   or  change  in  designation  of  a
         Beneficiary   shall  be   effective   until   received,   accepted  and
         acknowledged in writing by the Committee or its designated agent.

4.4 No Beneficiary Designation. If a Participant fails to designate a Beneficiary as provided in Sections 4.1, 4.2 and 4.3 above or, if all designated Beneficiaries predecease the Participant or die prior to the complete distribution of the Participant's benefits, then the Participant's designated Beneficiary shall be deemed to be his or her surviving spouse. If the Participant has no surviving spouse, the benefits remaining under the Plan to be paid to a Beneficiary shall be payable to the executor or personal representative of the Participant's estate.

4.5 Doubt as to Beneficiary. If the Committee has any doubt as to the proper Beneficiary to receive payments pursuant to this Plan, the Committee shall have the right, before a Change in Control, to cause the Trustee to withhold such payments until this matter is resolved to the Committee's satisfaction.

4.6 Discharge of Obligations. The payment of benefits under the Plan to a Beneficiary shall fully and completely discharge all Employers and the Committee from all further obligations under this Plan with respect to a Participant, and that Participant's Plan Agreement shall terminate upon such full payment of benefits.

Article 5
Termination, Amendment or Modification of the Plan

5.1 Termination. Any Employer reserves the right to terminate the Plan at any time with respect to the Participants employed by that Employer. Upon the termination of the Plan, all Plan Agreements shall terminate and a Participant shall be paid a Special Benefit under Section 3.2 as if the Participant had died as of the date of the termination of the Plan. Prior to a Change in Control, the Company shall have the right, at its sole discretion, and notwithstanding any elections made by the Participant, to pay such benefits in a lump sum or in monthly installments (with reasonable interest determined by the Committee) for up to 5 years. Upon a Change in Control, the Company shall be required to pay such benefits in a lump sum. The termination of the Plan shall not adversely affect any Participant or Beneficiary who has become entitled to the payment of any benefits under the Plan as of the date of termination; provided however, that the Company shall have the right to accelerate installment payments.

5.2 Amendment. Any Employer may, at any time, amend or modify the Plan in whole or in part with respect to the Participants employed by that Employer, provided, however, that no amendment or modification shall be effective to decrease or restrict a Participant's benefit under this Plan at the time of the amendment or modification, which benefits shall be calculated as if the Participant had Retired as of the date the amendment or modification is made or becomes effective, whichever is later and payment commenced on that date. The amendment or modification of the Plan shall not affect any Participant or Beneficiary who has become entitled to the payment of benefits under the Plan as of the date the amendment or modification is made or becomes effective, whichever is later; provided, however, that the Company shall have the right to accelerate installment payments.

5.3      Effect of Payment.  The full payment of the  applicable  benefit  under
         Article 3 of the Plan shall completely discharge all obligations to a Participant under this Plan and the Participant's Plan Agreement shall terminate.

Article 6
Other Benefits and Agreements

6.1 Coordination with Other Benefits. The benefits provided for a Participant and Participant's Beneficiary under the Plan are in addition to any other benefits available to such Participant under any other plan or program for employees of the Participant's Employer. The Plan shall supplement and shall not supersede, modify or amend any other such plan or program except as may otherwise be expressly provided.

Article 7
Administration

7.1 Committee Duties. This Plan shall be administered by a Committee which shall consist of not fewer than three (3) persons appointed by the Board of the Company. Committee members shall serve at the pleasure of the Board. Members of the Committee may be Participants under this Plan. The Committee shall have the discretion and authority to make, amend, interpret and enforce all appropriate rules and regulations for the administration of this Plan and decide or resolve any and all questions including interpretations of this Plan, as may arise in connection with the Plan.

7.2 Agents. In the administration of this Plan, the Committee may, from time to time, employ agents and delegate to them such administrative duties as it sees fit and may, from time to time, consult with counsel who may be counsel to any Employer.

7.3 Binding. Effect of Decisions. The decision or action of the Committee with respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Plan.

7.4 Indemnity of Committee. All Employers shall indemnify and hold harmless the members of the Committee against any and all claims, losses, damages, expenses or liabilities arising from any action or failure to act with respect to this Plan, except in the case of willful misconduct by the Committee or any of its members.

7.5 Employer Information. To enable the Committee to perform its functions, each Employer shall supply full and timely information to the Committee on all matters relating to the compensation of its Participants, the date and circumstances of the Retirement, Disability, death or Termination of Employment of its Participants, and such other pertinent information as the Committee may reasonably require.

Article 8
Claims Procedures

8.1 Presentation of Claim. Any Participant or Beneficiary of a deceased Participant (such Participant or Beneficiary being referred to below as a "Claimant") may deliver to the Committee a written claim for a determination with respect to the amounts distributable to such Claimant from the Plan. If such a claim relates to the contents of a notice received by the Claimant, the claim must be made within 60 days after such notice was received by the Claimant. All other claims must be made within 180 days of the date on which the event that caused the claim to arise occurred. The claim must state with particularity the determination desired by the Claimant.

8.2 Notification of Decision. The Committee shall consider a Claimant's claim within a reasonable time, and shall notify the Claimant in writing:

                  (a)      that the Claimant's requested determination has been
                              made, and that the claim has been allowed in full; or

                  (b) that the Committee has reached a conclusion contrary, in whole or in part, to the Claimant's requested determination, and such notice must set forth in a manner calculated to be understood by the Claimant:

                           (i)      the specific reason(s) for the denial of
                                        the claim, or any part of it;

                           (ii)     the specific reference(s) to pertinent
                                       provisions of the Plan upon which such
                                       denial was based;

                           (iii) a description of any additional material or information necessary for the Claimant to perfect the claim, and an explanation of why such material or information is necessary; and

                           (iv)     an explanation of the claim review procedure
                                         set forth in Section 8.3 below.

8.3 Review of a Denied Claim. Within 60 days after receiving a notice from the Committee that a claim has been denied, in whole or in part, a Claimant (or the Claimant's duly authorized representative) may file with the Committee a written request for a review of the denial of the claim. Thereafter, but not later than 30 days after the review procedure began, the Claimant (or the Claimant's duly authorized representative):

                  (a)      may review pertinent documents;

                  (b)      may submit written comments or other documents; and/
                              or

                  (c)      may request a hearing, which the Committee, in its
                              sole discretion, may grant.

8.4 Decision on Review. The Committee shall render its decision on review promptly, and not later than 60 days after the filing of a written request for review of the denial, unless a hearing is held or other special circumstances require additional time, in which case the Committee's decision must be rendered within 120 days after such date. Such decision must be written in a manner calculated to be understood by the Claimant, and it must contain:

                  (a)      specific reasons for the decision;

                  (b)      specific reference(s) to the pertinent Plan
                              provisions upon which the decision was
                           based; and

                  (c)      such other matters as the Committee deems relevant.

8.5 Legal Action. A Claimant's compliance with the foregoing provisions of this Article 8 is a mandatory prerequisite to a Claimant's right to commence any legal action with respect to any claim for benefits under this Plan.

Article 9
Trust

9.1 Establishment of Trust. The Company may establish one or more grantor Trusts and shall at least annually transfer over to the Trust such assets as the Committee determines, in its sole discretion, are necessary to provide for the Company's future liabilities created under this Plan, provided the assets of the Trust shall be considered part of the general assets of the Company subject to the claims of its general creditors.

9.2 Interrelationship of the Plan and the Trust. The provisions of the Plan and the Plan Agreement shall govern the rights of a Participant to receive distributions pursuant to the Plan. The provisions of the Trust shall govern the rights of the Participant and the creditors of the Company to the assets transferred to the Trust. The Company shall at all times remain liable to carry out its obligations under the Plan. The Company's obligations under the Plan may be satisfied with Trust assets distributed pursuant to the terms of the Trust.

Article 10
Miscellaneous

10.1 Unsecured General Creditor. Participants and their Beneficiaries, heirs, successors and assigns shall have no legal or equitable rights, interest or claims in any property or assets of an Employer. With respect to the Plan, any Plan Agreement and the Trust, any and all of an Employer's assets shall be, and shall remain, the general, unpledged unrestricted assets of the Employer. An Employer's obligation under the Plan shall be merely that of an unfunded and unsecured promise to pay money in the future.

10.2 Employer's Liability. An Employer's liability for the payment of benefits shall be defined only by the Plan and the Plan Agreement, as entered into between the Employer and a Participant. An Employer shall have no obligation to a Participant under the Plan except as expressly provided in the Plan.

10.3 Nonassignability. Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate or convey in advance of actual receipt, the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are, expressly declared to be unassignable and non-transferable, except that the foregoing shall not apply to any family support obligations set forth in a court order. No part of the amounts payable shall, prior to actual payment, be subject to seizure or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, nor be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency.

10.4 Not a Contract of Employment. The terms and conditions of this Plan shall not be deemed to constitute a contract of employment between any Employer and the Participant. Such employment is hereby acknowledged to be an "at will" employment relationship that can be terminated at any time for any reason, with or without cause, unless expressly provided in a written employment agreement. Nothing in this Plan shall be deemed to give a Participant the right to be retained in the service of any Employer or to interfere with the right of any Employer to discipline or discharge the Participant at any time.

10.5 Furnishing Information. A Participant will cooperate with any Employer by furnishing any and all information requested by any Employer and take such other actions as may be requested in order to facilitate the administration of the Plan and the payments of benefits hereunder, including but not limited to taking such physical examinations as any Employer may deem necessary.

10.6 Terms. Whenever any words are used herein in the masculine, they shall be construed as though they were in the feminine in all cases where they would so apply; and wherever any words are used herein in the singular or in the plural, they shall be construed as though they were used in the plural or the singular, as the case may be, in all cases where they would so apply.

10.7 Captions. The captions of the articles, sections and paragraphs of this Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

10.8     Governing,  Law. The provisions of this Plan shall be construed and interpreted  according to the laws of the State of California.

10.9 Validity. In case any provision of this Plan shall be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal and invalid provision had never been inserted herein.

10.10 Notice. Any notice or filing required or permitted to be given to the Committee under this Plan shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the address below:

                           Countrywide Credit Industries, Inc.
                           Administrative Committee
                           Supplemental Executive Retirement Plan
                           4500 Park Granada
                           Calabasas, CA  91302

                  Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

                  Any notice or filing required or permitted to be given to a Participant under this Plan shall be sufficient if in writing and hand-delivered, or sent by mail, to the last known address of the Participant.

10.11 Successors. The provisions of this Plan shall bind and inure to the benefit of the Participant's Employer and its successors and assigns and the Participant, the Participant's Beneficiaries, and their permitted successors and assigns.

10.12 Spouse's Interest. The interest in the benefits hereunder of a spouse of a Participant who has predeceased the Participant shall automatically pass to the Participant and shall not be transferable by such spouse in any manner, including but not limited to such spouse's will, nor shall such interest pass under the laws of intestate succession.

10.13 Incompetent. If a benefit under this Plan is to be paid to a minor, a person declared incompetent or to a person incapable of handling the disposition of that person's property, the Committee may direct payment of such benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or incapable person. The Committee may require proof of minority, incompetency, incapacity or guardianship, as it may deem appropriate prior to distribution of the benefit. Any payment of a benefit shall be a payment for the account of the Participant and the Participant's Beneficiary, as the case may be, and shall be a complete discharge of any liability under the Plan for such payment amount.

10.14 Distribution in the Event of Taxation. If, for any reason, all or any portion of a Participant's benefit under this Plan becomes taxable to the Participant prior to receipt, a Participant may petition the
         Committee for a distribution of assets sufficient to meet the Participant's tax liability (including additions to tax, penalties and interest). Upon the grant of such a petition, which grant shall not be unreasonably withheld, a Participant's Employer shall distribute to the Participant immediately available funds in an amount equal to that Participant's federal, state and local tax liability associated with such taxation (which amount shall not exceed a Participant's accrued benefit under the Plan), which liability shall be measured by using that Participant's then current highest federal, state and local marginal tax rate, plus the rates or amounts for the applicable additions to tax, penalties and interest. If the petition is granted, the tax liability distribution shall be made within 90 days of the date when the Participant's petition is granted. Such a distribution shall affect and reduce the benefits to be paid under Article 3.

                  IN WITNESS WHEREOF, the Company has signed this Plan document as of ____________________,19__.
                      Countrywide Credit Industries, Inc.,
                                                     a Delaware corporation



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